UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 26, 2003
Date of report (Date of earliest event reported)

GENELABS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

California
(State or Other Jurisdiction of Incorporation)

0-19222	94-3010150
(Commission File Number)	(IRS Employer Identification No.)

505 Penobscot Drive Redwood City, California	94063
(Address of Principal Executive Offices)	(Zip Code)

(650) 369-9500
(Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

On September 26, 2003, Genelabs Technologies, Inc. issued a press release providing an update on the development of its investigational drug for systemic lupus erythematosus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated September 26, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2003

GENELABS TECHNOLOGIES, INC.

By:	/s/ James A.D. Smith

Name:	James A. D. Smith
Title:	President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated September 26, 2003.